                                                                    EXHIBIT 23.2



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the CV Therapeutics, Inc. Employee Stock Purchase Plan of our report dated February 20, 2001 with respect to the consolidated financial statements of CV Therapeutics, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 2000, filed with the Securities and Exchange Commission.

                                     /s/ ERNST & YOUNG LLP

Palo Alto, California
June 27, 2001